                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            ALLIED DEVICES CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              ALLIED DEVICES CORPORATION


                                ----------------------

                       Notice of Annual Meeting of Stockholders
                              to be held March 26, 1997


                              -------------------------

                                                               Baldwin, New York
                                                               February 25, 1997

To the Holders of Common Stock
  of ALLIED DEVICES CORPORATION:

    The Annual Meeting of the Stockholders of ALLIED DEVICES CORPORATION will be held at the offices of Haythe & Curley, 237 Park Avenue, 20th Floor, New York, New York 10017, on March 26, 1997 at 9:30 o'clock A.M. for the following purposes, as more fully described in the accompanying Proxy Statement:

    1.   To elect directors of the Company for the ensuing year.

    2. To consider and take action upon a proposal to ratify the Board of Directors' selection of BDO Seidman to serve as the Company's independent auditors for the Company's fiscal year ending September 30, 1997.

    3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

    The close of business on February 21, 1997 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                         By Order of the Board of Directors,

                                                          P.K. Bartow, Secretary

    You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                   PROXY STATEMENT


         This Proxy Statement, which will be mailed commencing on or about February 25, 1997 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Allied Devices Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on March 26, 1997, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 2365 Milburn Avenue, Baldwin, New York 11510.

         Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

         At the close of business on February 21, 1997, the record date stated in the accompanying Notice, the Company had outstanding 4,401,842 shares of common stock, $.001 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than the Common Stock.

         Directors are elected by plurality vote. Adoption of proposal 2 will require the affirmative vote of a majority of the shares of Common Stock present and voting thereon at the Meeting. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

                                      I.  ELECTION OF DIRECTORS

         Seven directors will be elected at the Annual Meeting of Stockholders to be held on March 26, 1997, each to serve until the 1998 Annual Meeting of Stockholders and until a successor shall have been chosen and qualified. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the nominees listed in the following table, unless otherwise instructed in such Proxy. All of such nominees are presently serving as directors. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that the nominees named will be unable or will decline to serve.

         Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.



                                                                Shares of Common
                                                                   Stock Owned
Name and Certain                                                Beneficially as of       Percent
Biographical Information                                        January 15, 1997(1)      of Class

MARK HOPKINSON, age 49, has been Chairman of the Board since      1,023,921(2)(8)         21.75%
1981, when he and Mr. Bartow organized the acquisition of the
Company.  He also served as President of the Company from
1981 until March 1994. He is a graduate of the University of
Pennsylvania and of the Harvard Graduate School of Business
Administration.  Prior to acquiring the Company, he was a
management consultant, working originally with Theodore Barry
& Associates from 1977 to 1978 and later as an independent
and with the Nicholson Group from 1978 to 1981.  The focus of his work in the period leading up to 1981 was development of emerging growth companies, both in the United States and in
lesser developed countries.  He served as an officer in the
United States Navy from 1969 to 1972.



                                                                Shares of Common
                                                                   Stock Owned
Name and Certain                                                Beneficially as of       Percent
Biographical Information                                        January 15, 1997(1)      of Class

P.K. BARTOW, age 49, has been President of the Company since      856,655(3)(8)           18.39%
March 1994 and Secretary and Treasurer of the Company since
he and Mr. Hopkinson organized its acquisition in 1981.  He
also served as Vice President of the Company from 1981 until
March 1994.  Prior to acquiring the Company, Mr. Bartow had
joined the Nicholson Group in 1978, and performed facility
and feasibility studies for emerging growth companies.  While at the Company, he has been the Director of Marketing from
1981 onwards, and in that capacity has established a network of independent manufacturers' representatives across the
United States and in the United Kingdom, Israel and selected regions in Canada.  He has also organized and published the
Company's 650+ page catalog.  Mr. Bartow received a B.A.
degree from Williams College in 1970, and a M.Arch degree
from the University of Pennsylvania in 1974.

SALVATOR BALDI, age 75, was one of the original founders of the   780,157(4)(8)           16.84%
Company in 1947.  He has been a Director of the Company since
February 1994.  The business was started as a general machine shop and developed through the years as a supplier to certain principal competitors of the Company in the market for
standardized precision mechanical parts.  By the late 1970's, the Company had become a competitor, offering its own catalog of components.  He and his partners sold the Company to the
investor group assembled by Mr. Hopkinson and Mr. Bartow in
October 1981, with Mr. Baldi remaining with the Company under an employment contract.  By the time his contract expired two years later, Mr. Baldi had negotiated to repurchase an
interest in the Company.  He currently works on an abbreviated work schedule.

GAIL F. LIEBERMAN, age 53, is currently Chief Financial Officer   120,000(5)               2.66%
of the Thompson Corporation Financial and Professional
Publishing Group.  She became a Director of the Company in
February 1994.  Prior to her current association, Ms.
Lieberman had been Chief Financial Officer and Managing
Director of Moody's Investors Service from January 1994 to
November 1996.  Prior to that she served as Executive Vice
President and Chief Financial Officer at Scali, McCabe,
Sloves, Inc. from 1982.  She holds a B.A. in Mathematics and
Physics and an M.B.A. in Finance from Temple University.

CHRISTOPHER T. LINEN, age 49, has been a Director of the Company    15,000                    *
since January 1997, when he was appointed to the Board by the unanimous vote of the other Directors.  He is currently the
principal of Christopher Linen & Company, a private investment group.  Prior to his current association, Mr. Linen had been
President and Chief Executive Officer of Warner Music
Enterprises, Inc. from 1992 to 1996.  Prior to that, Mr. Linen served as President and Chief Executive Officer of Time Warner
Direct, Inc. and Time Life, Inc. from October 1986.  Mr. Linen graduated from Williams College and attended the Graduate
School of Business Administration at New York University.



                                                                Shares of Common
                                                                   Stock Owned
Name and Certain                                                Beneficially as of       Percent
Biographical Information                                        January 15, 1997(1)      of Class

MICHAEL MICHAELSON, age 74, has been a Director of the Company    250,084(6)(8)            5.38%
since 1990.  He has been President and sole stockholder of
Rainwater Enterprises, Ltd. since 1979, providing management and marketing consultation services to clients principally in publishing and related industries.  He is also on the board of directors of Metro Tel Corp., a publicly held company in the telecommunications field.  From 1986 to 1989, he was Chairman of the Council on Economic Priorities.  From 1977 to 1979, he
was co-founder and Chairman of the Board of Games Magazine,
which was sold to Playboy magazine in 1979.  From 1970 to
1978, Mr. Michaelson worked for Publishers Clearing House,
where he was Senior Vice President.  From 1968 to 1970, he was
President and Founder of Campus Subscriptions, Inc.  Mr.
Michaelson served in the United States Army in the South
Pacific during World War II, where he was a Company Commander in the 38th infantry, 25th division and received the Bronze
Star and the Purple Heart.  He received a B.S. degree from New
York University in 1948.

ROBERT J. SMALLACOMBE, age 63, has been a Director of the Company    43,000(7)                *
since August 1996, when he was appointed to the Board by the unanimous vote of the other Directors.  For more than five
years, he has been the principal of Executive Advisory Group
Ltd., a management consulting firm.  In the capacity of
consultant, he is currently serving as a Director of Northstar
Health Services, Inc.  From 1994 through May 1996, as
consultant, Mr. Smallacombe served as President and Chief
Operating Officer of O'Brien Environmental Energy, Inc. and
President and Chief Executive Officer of O'Brien Energy
Services, Inc.  From February 1993 through July 1994, as
consultant, he served as Director and CEO of Cardinal
Publishing Co.  Prior to February 1993, Mr. Smallacombe worked as a management consultant and  business broker.  He currently serves as Director to Emons Transportation Group, Inc. and to
Northstar Health Services, Inc.


--------------------

*   Less than one percent.

(1) Except as indicated hereafter, each of the nominees has sole voting and investment power with respect to all shares shown in the table as beneficially owned by him or her.

(2) Mark Hopkinson is General Partner of the Hopkinson Family Partnership (in which he has exclusive management rights), which owns 700,000 of the shares included herein. Mr. Hopkinson owns 18,411 shares in his own name. Also included in Mr. Hopkinson's shareholdings are 65,660 shares represented by warrants exercisable by Mr. Hopkinson until December 31, 1999 and 239,850 shares represented by currently exercisable options. Mr. Hopkinson disclaims beneficial ownership of 2,500 shares owned by his wife.

(3) Included in Mr. Bartow's shareholdings are 31,722 shares represented by warrants exercisable by Mr. Bartow until December 31, 1999 and 225,000 shares represented by currently exercisable options.

(4) Included in Mr. Baldi's shareholdings are 5,898 shares represented by warrants exercisable by Mr. Baldi until December 31, 1999 and 225,000 shares represented by currently exercisable options. In addition, Mr. Baldi's son owns 97,435 shares of Common Stock, as to which shares
    Mr. Baldi disclaims beneficial ownership.

(5) Includes 110,000 shares represented by currently exercisable options.

(6) Included in Mr. Michaelson's shareholdings are 140,084 shares represented by warrants exercisable by Mr. Michaelson until December 31, 1999 and 110,000 shares represented by currently exercisable options. In addition, Mr. Michaelson's wife owns 97,500 shares of Common Stock, as to which shares Mr. Michaelson disclaims beneficial ownership.

(7) Consists of 43,000 shares represented by currently exercisable options.

(8) As consideration for various services rendered to the Company in the period 1983 until 1990, the Company issued certain stockholders warrants to purchase up to 340,000 shares of Common Stock at prices ranging from $.30 per share to $.70 per share. No such warrants have been exercised as of January 15, 1997.

         During the fiscal year ended September 30, 1996 the Board of Directors of the Company met four times. Each of the persons named in the table above attended at least 75% of the meetings of the Board of Directors which were held during the time that such person served.

         The Board has a Compensation Committee. The members of the Compensation Committee are Michael Michaelson, who serves as Chairman, and Christopher T. Linen. The Compensation Committee makes recommendations to the full Board as to compensation of senior management and administers the Company's Stock Option Plan and determines the persons who are to receive options and the number of shares subject to each option. The Compensation Committee did not meet during the fiscal year ended September 30, 1996.

         The Board established an Audit Committee during the fiscal year ended September 30, 1996. The members of the Audit Committee are Gail F. Lieberman, Christopher T. Linen, Michael Michaelson and Robert J. Smallacombe. The Audit Committee will meet at least once per year in advance of the Annual Meeting of Stockholders of the Company with the Company's independent auditors. The Audit Committee will act as a liaison between the Board and the independent auditors and annually recommend to the Board the appointment of the independent auditors. The Audit Committee will review with the independent auditors the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of the Company's internal accounting controls.

         The directors and officers of the Company, other than Messrs. Linen, Michaelson and Smallacombe and Ms. Lieberman, are active in its business on a day-to-day basis. No family relationships exist between any of the directors and officers of the Company, except that Philip Baldi, son of Salvator Baldi, a Director of the Company, is a Vice-President and Manager of the Company.

         The Company's Certificate of Incorporation contains a provision, authorized by Nevada law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Nevada corporate law, or obtained an improper personal benefit.

         While Mr. Smallacombe, a Director of the Company, served as President and Chief Operating Officer of O'Brien Environmental Energy, Inc., O'Brien Environmental Energy, Inc. filed a petition seeking protection under Chapter 11 of the United States Bankruptcy Code.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth information for the fiscal years ended September 30, 1996, 1995 and 1994 concerning the compensation paid or awarded to the Chairman and Chief Executive Officer of the Company. No other executive officer of the Company received fiscal 1996 salary and bonus compensation which exceeded $100,000. The Company's Directors receive $1,250 per meeting for their services as such and reimbursement for any expenses they may incur in connection with their services as directors.

                              SUMMARY COMPENSATION TABLE


                                                            Long term
                                                            Compensation
Name of Officer and    Fiscal               Other Annual   Awards-Options
Principal Position      Year      Salary    Compensation         (#)
-------------------    ------     ------    ------------   --------------

Mark Hopkinson,         1996      $98,098        $0              29,000
Chairman and Chief      1995      $90,116        $0               4,600
Executive Officer       1994      $86,918        $0             225,000


         Under the terms of the Company's 1993 Incentive Stock Option Plan, the following options were granted to the Chief Executive Officer of the Company during fiscal year 1996.





                Number of         % of Total
                Securities        Options Granted     Exercise or
                Underlying        to Employees in     Base Price     Expiration
    Name      Options Granted       Fiscal Year         ($/Sh)         Date
    ----      ---------------     ---------------     -----------    --------

Mark Hopkinson     10,000              5.6%              $2.50       3/18/06
                   10,000              5.6%              $2.25       4/19/06
                    9,000              5.1%              $3.00       6/21/06

              Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values.



                                                 Number of
                                                 Securities     Value of
                                                 Underlying     Unexercised
                                                 Unexercised    In-the-Money
                                                 Options/SARs   Options/SARs
                                                 at FY-END (#)  at FY-End ($)
                                   Value
              Shares Acquired     Realized       Exercisable/   Exercisable/
    Name      on Exercise (#)       ($)          Unexercisable  Unexercisable
    ----      ---------------     --------       -------------  -------------

Mark Hopkinson       -              $   -         229,260/0     $101,040/$0


-------------------

(1) In-the-money options are those for which the fair market value of the underlying Common Stock exceeds the exercise price of the option. The value of the in-the-money options is determined in accordance with regulations of the Securities and Exchange Commission by subtracting the aggregate exercise price of the option from the aggregate year-end value of the underlying Common Stock.

         No compensation to management has been waived or accrued to date.

         During the fiscal year ended September 30, 1996, the Company granted options to purchase 29,000 shares of Common Stock under the 1993 Stock Option Plan (the "Plan") to Mark Hopkinson at exercise prices ranging from $2.25 to $3.00 per share, and granted options to purchase an aggregate of 148,000 shares of the Company's Common Stock under the Plan to three employees (one non-management member of the Board of Directors and two non-executive managers) at exercise prices ranging from $2.00 to $3.25 per share.

COMPLIANCE WITH SECTION 16(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended September 30, 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Mark Hopkinson, a Director and Chief Executive Officer of the Company, failed to make a timely filing of a statement on Form 4 regarding a transaction in the Company's stock. Mr. Hopkinson has subsequently filed the necessary report.

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

         The shareholdings of the persons (other than Mark Hopkinson (who is also the only executive officer of the Company named in the Summary Compensation Table of the Company), P.K. Bartow, Salvator Baldi and Michael Michaelson, each of whose shareholdings are set forth above and each of whose address is 2365 Milburn Avenue, Baldwin, New York 11510) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of any class of the outstanding voting securities of the Company as of January 15, 1997, and all directors and executive officers of the Company as a group, and their respective shareholdings as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.


                        Shares of Common
                          Stock Owned
Name and Address          Beneficially           Percent of Class
----------------        ----------------         ----------------

Kennedy Capital            327,800(1)                  7.45%
Management, Inc.
10829 Olive Blvd.
St. Louis, MO  63141

Walter S. Grossman         231,534(2)                  5.26%
277 North Avenue
Westport, CT  06880

All Executive Officers   3,098,817(3)                 55.36%
and Directors as a Group
(8 persons)



-------------------

*   Less than one percent.

(1) Information as to these holdings is based upon a report on Schedule 13G filed with the Securities and Exchange Commission by Kennedy Capital Management, Inc., a registered investment advisor. This report indicates that 327,800 shares were owned with sole dispositive power of which 321,800 shares were owned with sole voting power.

(2) Information as to these holdings is based upon a report on Schedule 13G filed with the Securities and Exchange Commission by Walter Grossman. This report indicates that 231,534 shares were owned with both sole dispositive power and sole voting power.

(3) See footnotes (2) through (8) on pages 4 and 5. Also includes 10,000 shares represented by currently exercisable options held by Andrew J. Beck, Assistant Secretary of the Company.

                II.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has selected BDO Seidman to serve as independent auditors for the Company for the fiscal year ending September 30, 1997. The Board of Directors considers BDO Seidman to be eminently qualified.

         Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

         The Board of Directors recommends that stockholders vote FOR ratification of the selection of BDO Seidman to examine the financial statements of the Company for the Company's fiscal year ending September 30, 1997. It is the intention of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

         A representative of BDO Seidman will be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

                                 III.  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                  IV.  MISCELLANEOUS

         If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted IN FAVOR of the nominees proposed by the Board of Directors in the election of directors and FOR the ratification of the Board of Directors' selection of independent auditors for the Company.

         All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

         It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders of the Company must be received by the Company by October 28, 1997 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting.

ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and financial statement schedules for the fiscal year ended September 30, 1996, which has been filed with the Securities and Exchange Commission, will be sent, without charge, to stockholders to whom this Proxy Statement is mailed, upon written request to the Secretary, Allied Devices Corporation, 2365 Milburn Avenue, Baldwin, New York 11510.



Baldwin, New York
February 25, 1997

                            ALLIED DEVICES CORPORATION
            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- MARCH 26, 1997
    The undersigned, a stockholder of ALLIED DEVICES CORPORATION, does hereby appoint MARK HOPKINSON and P.K. BARTOW, or either of them, his proxies, with full power of substitution or resubstitution, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, March 26, 1997 at 9:30 A.M., local time, or at any adjournment thereof, upon such matters as may properly come before the meeting.
                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their judgment on any other matters which may properly come before the Meeting.

1.  Election of Directors, FOR all nominees listed below / /    WITHHOLD AUTHORITY / /
    (except as marked to the contrary below)                    to vote for all
                                                                nominees listed
                                                                below

             Mark Hopkinson, P.K. Bartow, Salvator Baldi, Gail F. Lieberman,
            Christopher T. Linen, Michael Michaelson and Robert J. Smallacombe

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

_______________________________________________________________________________

2. Ratification of appointment of BDO Seidman as independent auditors for the fiscal year ending September 30, 1997.
    FOR / /   AGAINST / /  ABSTAIN  / /


                           (Continued and to be completed on the Reverse Side)

(Continued From Other Side)

                The Board of Directors favors a vote "FOR" each item.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown thereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.



                                       Dated:________________________, 1997

                                       _______________________________L.S.)

                                       ______________________________(L.S.)
                                       Stockholder(s) Sign Here

                                       PLEASE MARK, SIGN, DATE AND RETURN
                                       THIS PROXY CARD PROMPTLY USING THE
                                       ENCLOSED ENVELOPE.